UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2006

HOLLY CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-03876 (Commission File Number)	75-1056913 (I.R.S. Employer Identification Number)

100 Crescent Court, Suite 1600 Dallas, Texas (Address of principal executive offices)		75201-6927 (Zip code)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release
Charts of 2001-2005 Refining Margins

Item 2.02. Results of Operations and Financial Condition.
     The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”
     On February 13, 2006, Holly Corporation (the “Company”) issued a press release announcing the Company’s fourth quarter and full year 2005 results. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.
     Also on February 13, 2006, as announced in the press release, the Company had a conference call to discuss financial results. Listeners to the call were referred to Investors page of the Company’s website for charts of 2001-2005 refining margins. The charts are attached hereto as Exhibit 99.2 and incorporated herein in their entirety.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.
99.1	— Press Release of the Company issued February 13, 2006.*

99.2	— Charts of 2001-2005 refining margins.*

*	Furnished herewith pursuant to Item 2.02.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY CORPORATION
By:	/s/ Scott C. Surplus
Scott C. Surplus
Vice President, Financial Reporting

Date: February 13, 2006

EXHIBIT INDEX

Exhibit
Number		Exhibit Title
99.1	—	Press Release of the Company issued February 13, 2006.*

99.2	—	Charts of 2001-2005 refining margins.*

*	Furnished herewith pursuant to Item 2.02.